UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2012

YOU ON DEMAND HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19644	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Union Square, West Suite 502
New York, New York  10003
Telephone No.: 212-206-1216
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On May 10, 2012, at the Company’s request, the Chairman and Chief Executive Officer of YOU On Demand Holdings, Inc. (the “Company”), Mr. Shane McMahon, made a loan to the Company in the amount of $3,000,000.  In consideration for the loan, the Company issued a convertible note to Mr. McMahon in the principal amount of $3,000,000 (the “Note”).  As amended on May 21, 2012, the Note had an annual interest rate of 4% and would mature on the earlier of (i) the date on which the Company closes a financing of equity or equity-linked securities of the Company in which at least $5,000,000 in gross proceeds is raised, and (ii) May 10, 2013. The Note is convertible at any time into shares of our common stock at a conversion price of $10.00 per share; provided, however, that if the Company raises capital at any time prior to the maturity of the note, the note may be converted into the securities received by the investors in the most recent capital raise (as of the date of conversion) at a price not less than $4.75.

On October 19, 2012, the Company and Mr. McMahon entered into Amendment No. 2 to the Note (“Amendment No. 2”), pursuant to which (i) the Note will mature on May 10, 2013, (ii) Mr. McMahon and the Company agreed that the net proceeds of an underwritten public offering of equity or equity-linked securities of the Company is consummated within 60 days of October 19, 2012 (an “Excluded Public Offering”),  will not be used to prepay any portion of the outstanding principal or interest owing on the Note prior to May 10, 2013, and (iii) if the Company consummates financing of equity or equity-linked securities of the Company prior to May 10, 2013, other than an Excluded Public Offering, the net proceeds of such financing will be used to prepay the outstanding principal and interest then owing on the Note.

The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the actual Amendment No. 2, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 23, 2012, the Company made a slide presentation to a group of investors in New York, New York.  A copy of the Company’s presentation is furnished herewith as Exhibit 99.1.

The information contained in this current report on form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth in or exhibit to this form 8-K shall not be deemed an admission as to the materiality of any information in this report on form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Convertible Promissory Note, dated October 19, 2012, between the Company and Shane McMahon.

99.1	Slide Presentation of YOU On Demand Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOU ON DEMAND HOLDINGS, INC.

Date: October 23, 2012	By:	/s/Marc Urbach
Marc Urbach
President and Chief Financial Officer